SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of August 1, 2005, providing for the issuance of

Mortgage Pass-Through Certificates, Series 2005-FF7)

Mortgage Asset Securitization Transactions Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-124678	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1285 Avenue of the Americas New York, New York	10019

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01. Acquisition or Disposition of Assets

This 8-K/A has, as attached, the final Pooling and Servicing Agreement for the transaction referenced herein and supersedes the Pooling and Servicing Agreement filed earlier under Form 8-K September 12, 2005.

Description of the Certificates and the Mortgage Pool

On August 26, 2005, a single series of certificates, entitled First Franklin Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-FF7 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Countrywide Home Loans Servicing LP as servicer (the “Servicer”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class A-5 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class M-12 Certificates”, “Class CE Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $893,997,513.54 as of August 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 26, 2005 between UBS Real Estate Securities Inc. (“UBSRES”) and the Depositor (the “Purchase Agreement”). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates (the “Publicly Offered Certificates”) were sold by the Depositor to UBS Securities LLC (the Underwriter”), pursuant to an Underwriting Agreement, dated August 22, 2005 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Publicly Offered Certificates have the following initial Certificate Balances and Pass-Through Rates:

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance
Class A-1	Variable	$317,248,000.00
Class A-2	Variable	$209,940,000.00
Class A-3	Variable	$71,000,000.00
Class A-4	Variable	$82,500,000.00
Class A-5	Variable	$25,570,000.00
Class M-1	Variable	$32,631,000.00
Class M-2	Variable	$29,949,000.00
Class M-3	Variable	$18,327,000.00
Class M-4	Variable	$16,092,000.00
Class M-5	Variable	$14,751,000.00
Class M-6	Variable	$13,410,000.00
Class M-7	Variable	$12,069,000.00
Class M-8	Variable	$10,728,000.00
Class M-9	Variable	$9,387,000.00
Class M-10	Variable	$6,705,000.00
Class M-11	Variable	$6,705,000.00

The Certificates, other than the Class M-12 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 22, 2005 and the Prospectus to which it relates, dated June 2, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-12 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

1.	Not applicable
2.	Not applicable
3.	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Countrywide Home Loans Servicing LP as servicer (the “Servicer”) and U.S. Bank National Association as trustee (the ATrustee@), relating to the Series 2005-FF7 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 13, 2005

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By: /s/ Glenn McIntyre
Name:	Glenn McIntyre
Title:	Director

By:        /s/ Vadim Khoper

Name:	Vadim Khoper
Title:	Associate Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Countrywide Home Loans Servicing LP as servicer (the “Servicer”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2005-FF7 Certificates.	7